UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2014, EXCO Resources, Inc. (the “Company”) issued 54,574,734 shares of its common stock, par value $0.001 per share (the “Common Stock”), pursuant to the Company’s previously announced rights offering (the “Rights Offering”) and the transactions contemplated by the Investment Agreements (as defined below) for an aggregate subscription price of approximately $272.9 million. The Rights Offering expired on January 9, 2014 at 5:00 p.m., New York City time.

The Company issued approximately 19,599,973 and 6,726,712 shares of Common Stock to the WL Ross Purchasers (as defined below) and the Hamblin Watsa Purchasers (as defined below), respectively, pursuant to the transactions contemplated by the Investment Agreements for aggregate subscription amounts of approximately $98.0 million and $33.6 million, respectively. After giving effect to the Rights Offering and the transactions contemplated by the Investment Agreements, the Company had 272,820,969 shares of its Common Stock outstanding as of January 17, 2014.

On January 17, 2014, in accordance with the terms of the two investment agreements (individually, the “Investment Agreement,” or, collectively, the “Investment Agreements”), each dated as of December 17, 2013, one with certain affiliates of WL Ross & Co. LLC (“WL Ross”) and one with Hamblin Watsa Investment Counsel Ltd. (“Hamblin Watsa”) (collectively, the “Investors”), the Company executed a Joinder Agreement to Registration Rights Agreement (the “WL Ross Joinder Agreement”) with WLR IV Exco AIV One, L.P., WLR IV Exco AIV Two, L.P., WLR IV Exco AIV Three, L.P., WLR IV Exco AIV Four, L.P., WLR IV Exco AIV Five, L.P., WLR IV Exco AIV Six, L.P., WLR Select Co-Investment XCO AIV, L.P., WLR/GS Master Co-Investment XCO AIV, L.P. and WLR IV Parallel ESC, L.P. (collectively, the “WL Ross Purchasers”) and a Joinder Agreement to Registration Rights Agreement (the “Hamblin Watsa Joinder Agreement” and together with the WL Ross Joinder Agreement, the “Joinder Agreements”) with Advent Syndicate 780, Clearwater Insurance Company, Northbridge General Insurance Company, Odyssey Reinsurance Company, Clearwater Select Insurance Company, Riverstone Insurance Limited, Zenith Insurance Company and Fairfax Master Trust Fund (collectively, the “Hamblin Watsa Purchasers” and, together with the WL Ross Purchasers, the “Purchasers”), each dated as of January 17, 2014.

The Joinder Agreements relate to the Company’s First Amended and Restated Registration Rights Agreement, dated December 30, 2005, by and among EXCO Holdings Inc. (the Company’s predecessor by merger) and the Initial Holders (as defined therein) (the “Registration Rights Agreement”). Pursuant to the Joinder Agreements, the Purchasers became “Holders” under the Registration Rights Agreement and shares owned by the Purchasers, including shares of Common Stock acquired under the Investment Agreements, became subject to the Registration Rights Agreement. The Registration Rights Agreement provides for, among other things, certain registration rights for shares of Common Stock that the Purchasers acquired pursuant to the Investment Agreements.

The foregoing description of the Joinder Agreements does not purport to be complete and is qualified in its entirety by reference to the Joinder Agreements, which are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated by reference herein.

On January 17, 2014, the Company issued a press release announcing the closing of the Rights Offering and the transactions contemplated by the Investment Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The issuances of shares of Common Stock to the Purchasers pursuant to their respective Investment Agreements were effected in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and pursuant to Rule 506 of Regulation D of the Securities Act.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	First Amended and Restated Registration Rights Agreement, dated as of December 30, 2005, by and among EXCO Holdings Inc. and the Initial Holders (as defined therein), filed as Exhibit 10.47 to EXCO’s Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-129935), filed on January 6, 2006 and incorporated by reference herein.

4.2	Joinder Agreement to Registration Rights Agreement, dated January 17, 2014, by and among EXCO Resources, Inc. and WLR IV Exco AIV One, L.P., WLR IV Exco AIV Two, L.P., WLR IV Exco AIV Three, L.P., WLR IV Exco AIV Four, L.P., WLR IV Exco AIV Five, L.P., WLR IV Exco AIV Six, L.P., WLR Select Co-Investment XCO AIV, L.P., WLR/GS Master Co-Investment XCO AIV, L.P. and WLR IV Parallel ESC, L.P.

4.3	Joinder Agreement to Registration Rights Agreement, dated January 17, 2014, by and among EXCO Resources, Inc. and Advent Syndicate 780, Clearwater Insurance Company, Northbridge General Insurance Company, Odyssey Reinsurance Company, Clearwater Select Insurance Company, Riverstone Insurance Limited, Zenith Insurance Company and Fairfax Master Trust Fund.

99.1	Press release, dated January 17, 2014, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: January 21, 2014	By:	/s/ Mark F. Mulhern
Name: Mark F. Mulhern
Title: Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amended and Restated Registration Rights Agreement, dated as of December 30, 2005, by and among EXCO Holdings Inc. and the Initial Holders (as defined therein), filed as Exhibit 10.47 to EXCO’s Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-129935), filed on January 6, 2006 and incorporated by reference herein.

4.2	Joinder Agreement to Registration Rights Agreement, dated January 17, 2014, by and among EXCO Resources, Inc. and WLR IV Exco AIV One, L.P., WLR IV Exco AIV Two, L.P., WLR IV Exco AIV Three, L.P., WLR IV Exco AIV Four, L.P., WLR IV Exco AIV Five, L.P., WLR IV Exco AIV Six, L.P., WLR Select Co-Investment XCO AIV, L.P., WLR/GS Master Co-Investment XCO AIV, L.P. and WLR IV Parallel ESC, L.P.

4.3	Joinder Agreement to Registration Rights Agreement, dated January 17, 2014, by and among EXCO Resources, Inc. and Advent Syndicate 780, Clearwater Insurance Company, Northbridge General Insurance Company, Odyssey Reinsurance Company, Clearwater Select Insurance Company, Riverstone Insurance Limited, Zenith Insurance Company and Fairfax Master Trust Fund.

99.1	Press release, dated January 17, 2014, issued by EXCO Resources, Inc.

5